UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  November 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-12                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 29, 2002        By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        148,347,000.00  141,069,432.73   2,341,147.62    500,235.25  2,841,382.87     0.00        0.00      138,728,285.11
IIA1       196,446,000.00  177,458,116.88   5,532,267.75    909,472.85  6,441,740.60     0.00        0.00      171,925,849.13
IB1          4,306,000.00    4,298,430.40       1,940.50     14,525.92     16,466.42     0.00        0.00        4,296,489.90
IB2          2,233,000.00    2,229,074.57       1,006.30      8,331.59      9,337.89     0.00        0.00        2,228,068.27
IIB1         3,329,000.00    3,320,788.45       2,103.13     18,471.24     20,574.37     0.00        0.00        3,318,685.32
IIB2         2,705,000.00    2,698,327.65       1,708.91     15,008.92     16,717.83     0.00        0.00        2,696,618.74
B3           3,442,000.00    3,434,611.30       1,893.03     17,007.81     18,900.84     0.00        0.00        3,432,718.27
B4           4,227,000.00    4,217,926.20       2,324.76     20,886.70     23,211.46     0.00        0.00        4,215,601.44
B5           1,286,000.00    1,283,239.43         707.27      6,354.46      7,061.73     0.00        0.00        1,282,532.16
B6           1,293,168.00    1,290,393.02         711.21      6,389.88      7,101.09     0.00        0.00        1,289,681.81
R                  100.00            0.00           0.00          0.00          0.00     0.00        0.00                0.00
IP                   0.00            0.00           0.00          0.00          0.00     0.00        0.00                0.00
IIP                  0.00            0.00           0.00          0.00          0.00     0.00        0.00                0.00
TOTALS     367,614,268.00  341,300,340.63   7,885,810.48  1,516,684.62  9,402,495.10     0.00        0.00      333,414,530.15

IA2        148,347,000.00  141,069,432.73           0.00     79,939.35     79,939.35    0.00        0.00       138,728,285.11
IIA2        16,375,480.00   15,053,454.42           0.00     77,148.95     77,148.95    0.00        0.00        14,670,035.14
IB1X         4,306,000.00    4,298,430.40           0.00      3,152.18      3,152.18    0.00        0.00         4,296,489.90
IB2X         2,233,000.00    2,229,074.57           0.00        835.90        835.90    0.00        0.00         2,228,068.27
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RR41    950.94226867    15.78156363    3.37206179     19.15362542    935.16070504        IA1        4.255226 %
IIA1     86358RR66    903.34298932    28.16177346    4.62963283     32.79140629    875.18121586        IIA1       6.150000 %
IB1      86358RR82    998.24208082     0.45065026    3.37341384      3.82406410    997.79143056        IB1        4.055226 %
IB2      86358RS24    998.24208240     0.45064935    3.73111957      4.18176892    997.79143305        IB2        4.485226 %
IIB1     86358RS40    997.53332833     0.63176029    5.54858516      6.18034545    996.90156804        IIB1       6.674765 %
IIB2     86358RS73    997.53332717     0.63175970    5.54858410      6.18034381    996.90156747        IIB2       6.674765 %
B3       86358RS57    997.85337013     0.54997966    4.94125799      5.49123765    997.30339047        B3         5.942266 %
B4       86358RQ91    997.85337119     0.54997871    4.94125858      5.49123728    997.30339248        B4         5.942266 %
B5       86358RR25    997.85336703     0.54997667    4.94125972      5.49123639    997.30339036        B5         5.942266 %
B6       86358RR33    997.85412259     0.54997495    4.94126053      5.49123548    997.30414764        B6         5.942266 %
R        86358RS65      0.00000000     0.00000000    0.00000000      0.00000000      0.00000000        R          6.674765 %
TOTALS                928.41973324    21.45131777    4.12575015     25.57706792    906.96841546

IA2      86358RR58    950.94226867     0.00000000    0.53886732      0.53886732    935.16070504        IA2        0.680000 %
IIA2     86358RR74    919.26797993     0.00000000    4.71124816      4.71124816    895.85374841        IIA2       6.150000 %
IB1X     86358RR90    998.24208082     0.00000000    0.73204366      0.73204366    997.79143056        IB1X       0.880000 %
IB2X     86358RS32    998.24208240     0.00000000    0.37433945      0.37433945    997.79143305        IB2X       0.450000 %
----------------------------------------------------------------------------------------------------    ---------------------------

                                      -6-

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------

Total Scheduled Principal Amounts                         188,468.15
Group 1 Scheduled Principal Amounts                        68,717.22
Group 2 Scheduled Principal Amounts                       119,750.93

Total Unscheduled Principal Amounts                     7,697,342.33
Group 1 Unscheduled Principal Amounts                   2,277,462.64
Group 2 Unscheduled Principal Amounts                   5,419,879.69

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                              333,414,530.23
Group 1 Ending Principal Balance                      149,870,242.57
Group 2 Ending Principal Balance                      183,544,287.66

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Cummulative Realized Losses                                     0.00
Cummulative Group 1 Realized Losses                             0.00
Cummulative Group 2 Realized Losses                             0.00

Fraud Loss Limit                                        7,352,284.00
Bankruptcy Loss Loss Limit                                100,000.00
Special Hazard Loss Loss Limit                          8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                           106,656.57
Trustee Fees                                             1,706.50

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
----------------------
Category                Number           Principal Balance      Percentage
1 Month                  12            5,840,327.95                  3.90 %
2 Month                   1              529,591.49                  0.35 %
3 Month                   1              138,712.81                  0.09 %
Total                    14            6,508,632.25                  4.34 %

 Group 2
----------------------
Category                Number           Principal Balance      Percentage
1 Month                   12            8,566,929.52                  4.67 %
2 Month                    0                    0.00                  0.00 %
3 Month                    1               83,339.76                  0.05 %
 Total                    13            8,650,269.28                  4.72 %

 Group Totals
----------------------
Category                Number           Principal Balance      Percentage
1 Month                    24           14,407,257.47                  4.32 %
2 Month                     1              529,591.49                  0.16 %
3 Month                     2              222,052.57                  0.07 %
 Total                     27           15,158,901.53                  4.55 %

                                      -7-

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00

Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class ib1 shortfall                                     0.00
Class ib1x shortfall                                    0.00
Class ib2 shortfall                                     0.00
Class ib2x shortfall                                    0.00
Class iib1 shortfall                                    0.00
Class iib2 shortfall                                    0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

Total Relief Act                                        0.00
Class ia1 Relief Act Shortfall                          0.00
Class ia2 Relief Act Shortfall                          0.00
Class iia1 Relief Act Shortfall                         0.00
Class iia2 Relief Act Shortfall                         0.00
Class ib1 Relief Act Shortfall                          0.00
Class ib1x Relief Act Shortfall                         0.00
Class ib2 Relief Act Shortfall                          0.00
Class ib2x Relief Act Shortfall                         0.00
Class iib1 Relief Act Shortfall                         0.00
Class iib2 Relief Act Shortfall                         0.00
Class b3 Relief Act Shortfall                           0.00
Class b4 Relief Act Shortfall                           0.00
Class b5 Relief Act Shortfall                           0.00
Class b6 Relief Act Shortfall                           0.00
Class r Relief Act Shortfall                            0.00

Total Prepayment Interest                               0.00
Class ia1 Prepayment Interest Shortfall                 0.00
Class ia2 Prepayment Interest Shortfall                 0.00
Class iia1 Prepayment Interest Shortfall                0.00
Class iia2 Prepayment Interest Shortfall                0.00
Class ib1 Prepayment Interest Shortfall                 0.00
Class ib1x Prepayment Interest Shortfall                0.00
Class ib2 Prepayment Interest Shortfall                 0.00
Class ib2x Prepayment Interest Shortfall                0.00
Class iib1 Prepayment Interest Shortfall                0.00
Class iib2 Prepayment Interest Shortfall                0.00
Class b3 Prepayment Interest Shortfall                  0.00
Class b4 Prepayment Interest Shortfall                  0.00
Class b5 Prepayment Interest Shortfall                  0.00
Class b6 Prepayment Interest Shortfall                  0.00
Class r Prepayment Interest Shortfall                   0.00


                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

